Exhibit 24.1

POWER OF ATTORNEY FOR WILLIAM J. AVERY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ William J. Avery
William J. Avery
A Director of LNC

POWER OF ATTORNEY FOR J. PATRICK BARRETT

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ J. Patrick Barrett
J. Patrick Barrett
A Director of LNC

 POWER OF ATTORNEY FOR WILLIAM H. CUNNINGHAM

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ William H. Cunningham
William H. Cunningham
A Director of LNC

POWER OF ATTORNEY FOR DENNIS R. GLASS

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, President and Chief Executive Officer and a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ Dennis R. Glass
Dennis R. Glass
President and Chief Executive Officer and
A Director of LNC

POWER OF ATTORNEY FOR GEORGE W. HENDERSON, III

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ George W. Henderson, III
George W. Henderson, III
A Director of LNC

POWER OF ATTORNEY FOR ERIC G. JOHNSON

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ Eric G. Johnson
Eric G. Johnson
A Director of LNC

POWER OF ATTORNEY FOR M. LEANNE LACHMAN

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ M. Leanne Lachman
M. Leanne Lachman
A Director of LNC

POWER OF ATTORNEY FOR MICHAEL F. MEE

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ Michael F. Mee
Michael F. Mee
A Director of LNC

POWER OF ATTORNEY FOR WILLIAM PORTER PAYNE

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ William Porter Payne
William Porter Payne
A Director of LNC

POWER OF ATTORNEY FOR PATRICK S. PITTARD

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ Patrick S. Pittard
Patrick S. Pittard
A Director of LNC

 POWER OF ATTORNEY FOR DAVID A. STONECIPHER

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ David A. Stonecipher
David A. Stonecipher
A Director of LNC

POWER OF ATTORNEY FOR ISAIAH TIDWELL

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of Lincoln National Corporation, an Indiana corporation (“LNC”), hereby makes, designates, constitutes and appoints Dennis L. Schoff and Charles A. Brawley, III, and each of them (with full power and authority to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of: (i) a registration statement on Form S-8 or other appropriate form with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, covering securities issued in connection with the Delaware Management Holdings, Inc. Employees' Savings and 401(k) Plan and (ii) any amendments to the forgoing, including, without limitation, post-effective amendments; and

 (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of LNC, of whatever class or series, offered, sold, issued, distributed, placed or resold by LNC, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any one of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any one of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.

        IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of December 2007.

/s/ Isaiah Tidwell
Isaiah Tidwell
A Director of LNC